SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 24, 2003
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-7275                  47-0248710
(State or other                   (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                           68102-5001
(Address of principal executive offices)                     (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 5.  Other Events.

         On November 24, 2003, ConAgra Foods, Inc. issued press releases announcing the closing of the sale of its chicken processing business and the closing of the sale of United Agri Products, its U.S. and Canadian crop inputs business. The press releases are attached as exhibits 99.1 and 99.2 and a related Q&A, posted on ConAgra Foods' website, is attached as exhibit 99.3. The press releases and Q&A are incorporated by reference.

Item 7(c).  Exhibits.

99.1 Press release dated November 24, 2003 re: sale of ConAgra Foods' chicken processing business

99.2 Press release dated November 24, 2003 re: sale of United Agri Products, ConAgra Foods' U.S. and Canadian crop inputs business

99.3     Questions and Answers

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONAGRA FOODS, INC.


Date:  November 24, 2003                 By:   /s/ J.P. O'Donnell
                                            ----------------------------
                                         Name: J.P. O'Donnell
                                         Title:   Executive Vice President,
                                                    Chief Financial Officer and
                                                    Corporate Secretary

                                  EXHIBIT INDEX


Exhibit                    Description

99.1     Press release dated November 24, 2003 re: sale of ConAgra Foods'
         chicken processing business.......................................

99.2 Press release dated November 24, 2003 re: sale of United Agri Products, ConAgra Foods' U.S. and Canadian crop inputs business...

99.3     Questions and Answers.............................................